UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

January 28, 2004

Date of Report (date of earliest event reported)

TIBCO Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26579	77-0449727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3303 Hillview Avenue

Palo Alto, California 94304-1213

(Address of principal executive offices)

(650) 846-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.    Other Events and Regulation FD Disclosure

On January 28, 2004, TIBCO Software Inc. entered into an Underwriting Agreement with Reuters Nederland B.V. and Goldman, Sachs & Co., on behalf of itself and the other underwriters named therein, in connection with the sale of 60,000,000 shares of Registrant’s common stock by Reuters Nederland B.V. pursuant to a Registration Statement on Form S-3 (File Number 333-110304) filed on November 6, 2003 and declared effective by the Securities and Exchange Commission on January 13, 2004. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated January 28, 2004, among the Registrant, Reuters Nederland B.V. and Goldman, Sachs & Co., on behalf of itself and the other underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBCO SOFTWARE INC.

By:	/s/ William R. Hughes
Name: William Hughes Title: Senior Vice President, General Counsel and Secretary

Date: January 28, 2004

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 28, 2004, among the Registrant, Reuters Nederland B.V. and Goldman, Sachs & Co. on behalf of itself and the other underwriters named therein.